Comstock Holding Companies, Inc. NASDAQ: CHCI MAY 2023 INVESTOR PRESENTATION Exhibit 99.2

Disclosures This investor presentation includes “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by use of words such as “anticipate,” “believe,” “estimate,” “may,” “intend,” “expect,” “will,” “should,” “seeks” or other similar expressions. Forward-looking statements are based largely on our expectations and involve inherent risks and uncertainties, many of which are beyond our control. You should not place undue reliance on any forward-looking statement, which speaks only as of the date made. Our actual results could differ materially from these projected or suggested by the forward-looking statements. Comstock Holding Companies, Inc. (“Comstock”) and its subsidiaries claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements contained herein. Comstock specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. While every attempt has been made to ensure the accuracy of included measurements, all future development measurements are based on available information at the time of production of this Investor Presentation and therefore all square foot measurements are subject to change without notice. 2MAY 2023

Table of Contents Overview 4 Investment Highlights 6 Portfolio Overview 14 Appendix 22 PAGE 3MAY 2023

Comstock is a leading real estate asset manager, developer, and operator of mixed-use and transit-oriented properties in the Washington, D.C. region 45 Properties Managed $1.6B Real Estate AUM $39.3M FY 2022 Revenue 2M Commercial Sq. Ft. ~1,700 Multifamily Units 1.8M Residential Sq. Ft. 5.8M Sq. Ft. Additional Entitled $5B+ Real Estate AUM at Full Build-Out ~10M Sq. Ft, at Full Build-Out 4MAY 2023

Comstock We aspire to be among the most admired real estate asset managers and operators by creating extraordinary places, providing exceptional experiences, and generating excellent results for our shareholders” — Chris Clemente, CEO “ Vertically Integrated Broad suite of real estate service offerings, including asset management, property management, development and construction management, and more Experience and Proven Track Record Nearly 4 decades of experience acquiring, developing, operating, and selling residential, commercial, and mixed-use properties High Quality Portfolio AUM portfolio includes two of the largest transit-oriented, mixed-use developments in the Washington, D.C. area and will encompass ~10 million sq ft at full build out 5MAY 2023

Investment Highlights 6MAY 2023

Investment Highlights Attractively valued, debt-free, asset-light, fee-based business1 Portfolio growth driving strong fee related revenue5 Controlled pipeline provides pathway for significant growth4 Long-term Asset Management Agreement for Anchor Portfolio includes cost-plus feature for downside protection3 Ownership and management with decades-long track record of success2 7MAY 2023

Attractively Valued, Debt-Free, Asset-light, Fee-Based Business Peers $5.4B As of 12/31/2022 Debt $0 Peers 7% FY 2022 ROE 27% Peers 9.2x 2022 Adjusted EBITDA Multiple Valuation 4.6x As of 12/31/2022 $132M Note: Peers include JBG Smith (JBGS), Boston Properties (BPX), Elme Communities (formerly WashREIT: ELME), and Federal Realty (FRT) . Valuation date as of April 25, 2023. Peer metrics represent straight average. Adjusted EBITDA Growth Peers -4% 2019-2022 CAGR 41% Tax Asset Peers $0 8MAY 2023

Track Record of Positive Quarterly Adjusted EBITDA 2020 First full year focused on multi- point CRE strategy and launch of institutional venture platform Q1-20 $711 Q2-20 $1,132 Q3-20 $684 Q4-20 $918 TOTAL $3.4M 2021 Growing AUM through development pipeline and acquisitions Q1-21 $617 Q2-21 $667 Q3-21 $3,317 Q4-21 $1,117 TOTAL $5.8M 2022 Continuing trend of positive results, demonstrating strength and reliability of our platform Q1-22 $1,606 Q2-22 $1,388 Q3-22 $4,143 Q4-22 $1,864 TOTAL $9.0M Note: All quarterly numbers in thousands 9MAY 2023

Ownership and Management with Decades-Long Track Record of Success Chris Clemente, Chairman and CEO, founded Comstock in 1985 and since its inception, has managed its strategic growth into a leading asset manager, developer, and operator of mixed-use and transit-oriented developments. Since 1985 Comstock has acquired, developed, operated and sold thousands of residential units and millions of square feet residential (multi-family), commercial and mixed-use properties for its own account and for institutional and high-net worth clients. Mr. Clemente is Comstock’s controlling shareholder and partner in the Comstock Partners, LC (Anchor Portfolio Owner). Dwight Schar, founder and recently retired Chairman and CEO of NVR, Inc. (NYSE: NVR), a Fortune 500 company and one of the largest residential development companies in the nation with operations in multiple states where it has developed hundreds of thousands of homes and generates billions of dollars of annual revenue. As Comstock’s newest significant shareholder and as partner in Comstock Partners, LC (Anchor Portfolio Owner), Mr. Schar is a strategic advisor to Comstock’s management team. 10MAY 2023

Proven Performance of Managed Assets Revenue 2020 % Increase $52M $22M 1,123 73% 1.8M 79% 8,336 $97M $49M 1,638 90% 2.0M 87% 14,193 2022 NOI Multifamily units Multifamily Leased % Commercial SF Commercial Leased % Parking Spaces Note: All financial results represent AUM figures asset performance, not CHCI 86% 127% 46% 23% 9% 10% 70% 11MAY 2023

Long-term Asset Management Agreement for Anchor Portfolio includes cost-plus feature for downside protection Long-term Asset Management Agreement on Anchor Portfolio through 2035 Anchor Portfolio includes ~10 million square feet in stabilized, current, and future development $150 million of fee potential over 5 years provides predictable and visible revenue sources 1 2 3 12MAY 2023

Portfolio Growth Driving Strong Fee-Based Revenue • Cost-plus feature of 2022 Asset Management Agreement covering the anchor portfolio (“2022 AMA”) minimizes risk while supplemental fees enhance revenue growth potential ∙ Supplemental fees include asset performance fees, investment and loan origination fees, leasing fees, and other fees • Supplemental fees more than tripled from 2020 to 2022, with an ~81% CAGR • Increasing consistent supplemental fees a main driver to create shareholder value • The 2022 AMA provides annual incentive fees based on asset performance • Our first asset performance incentive fee of $3.9M was received in Q3 2022 ($ In Thousands) $30,000 $25,000 $20,000 $15,000 $10,000 $5,000 $ 2020 2021 2022 Base cost-plus Supplemental Fees Incentive Fee 13MAY 2023

Portfolio Overview 14MAY 2023

A Growing Portfolio of Stabilized and Development AUM that includes ~10M SF 13 BUILDINGS* 3.3M SF ADDED TO AUM ~$600M CAPITAL RAISED & DEPLOYED 45 TOTAL ASSETS 13 COMMERCIAL 2.0M SF 6 MULTIFAMILY ~1,700 UNITS 26 COMMERCIAL GARAGES 15,000+ SPACES OPERATING PORTFOLIO 6 TOTAL ASSETS 588K SF COMMERCIAL 415 MULTIFAMILY UNITS 243 KEY HOTEL W/ 95 BRANDED CONDOS 2 GARAGES 2,850+ SPACES UNDER CONSTRUCTION 12 TOTAL ASSETS 1.5M SF COMMERCIAL 2,599 MULTIFAMILY UNITS 140 KEY HOTEL CONTROLLED DEVELOPMENT PIPELINE ASSETS UNDER MANAGEMENT ACQUISITIONS SINCE 2019 *Includes 3 buildings held for redevelopment 15MAY 2023

Reston Station Neighborhood

~87
ACRES

~3.3M SF
OFFICE

380 KEYS
2 HOTELS

350K+ SF
RETAIL &
ENTERTAINMENT

3,000+
RESIDENCES

WIEHLE-RESTON
EAST METRO

11
RESTAURANTS

14K
PARKING SPACES

All numbers are approximate at full build out and include assets owned/operated by unaffiliated parties




M
metro

Comstock's Managed Assets at Reston Station

~65
ACRES

~3.1M SF
OFFICE

380 KEYS
2 HOTELS

200K SF
RETAIL &
ENTERTAINMENT

~2,700
RESIDENCES

METRO

11
RESTAURANTS

~10K
PARKING SPACES

All numbers are approximate at full build out

COMSTOCK
MAY 2023 16

Loudoun Station

~44
ACRES

UP TO 1.5M SF
OFFICE

250 KEYS
HOTEL

375K+ SF
RETAIL

1,500+
RESIDENCES

10K
PARKING SPACES
& METRO GARAGE

ASHBURN STATION

10
RESTAURANTS

All numbers are approximate at full build out and include assets owned/operated by unaffiliated parties





Comstock Managed Assets at Loudoun Station

~28
ACRES

UP TO
600K SF
OFFICE

225+ SF
RETAIL

1,200+
RESIDENCES

ASHBURN STATION

7
RESTAURANTS

~5K
PARKING SPACES
& METRO GARAGE

AMC 11
SCREEN THEATRE

All numbers are approximate at full build out

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MAY 2023 17

Flight to Quality Attracting Premier Tenants to Comstock AUM

Major Office Tenants

Google, ICF, TransUnion, AECOM, qualtrics XM, Kimley»Horn, Spotify, Rolls Royce, BABELSTREET

Leases Executed in 2022

Boeing, Puttshack, VIDA Fitness, CACI, Greystar, Cresset

Major Retail Leases

Clyde's Restaurant Group, amc, Founding Farmers, matchbox, CVS, Starbucks, Davio's Northern Italian Steakhouse, Scissors & Scotch, Famous Toastery

Key Statistics

10.6 years*
WEIGHTED AVERAGE LEASE TERM

~1.3M SF
OFFICE SPACE LEASED SINCE 2019

~260K SF
OFFICE SPACE LEASED IN 2022

~150K SF
OFFICE SPACE LEASED Q1 2023

*On leases over 20K SF

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MAY 2023 18

Managed Portfolio Stabilized Operating Assets

PROJECT NAME	LOCATION	ASSET CLASS	OFFICE GSF	UNITS	RETAIL SF
BLVD RESTON	Reston Station	Multifamily/Retail	NA	448	8,400
FOUNDING FARMERS	Reston Station	Retail/Dining	NA	NA	12,000
1900 RESTON METRO PLAZA	Reston Station	Office/Retail	370,000	NA	8,500
1902 RESTON METRO PLAZA	Reston Station	Office/Retail	230,000	NA	13,500
1906 RESTON METRO PLAZA	Reston Station	Office/Retail	205,000	NA	8,250
1850 CENTENNIAL PARK	Reston Station	Office/Retail	113,000	NA	3,000
11400 COMMERCE PARK	Reston Station	Office/Retail	146,000	NA	12,400
11440 COMMERCE PARK	Reston Station	Office	175,000	NA	NA
11480 COMMERCE PARK	Reston Station	Office	148,000	NA	NA
1886 METRO CENTER DR	Reston Station	Office	90,000	NA	NA
UNITED BANK	Reston Station	Retail	NA	NA	3,185
BLVD LOUDOUN - PHASE I	Loudoun Station	Multifamily/Retail	NA	359	62,000
BLVD LOUDOUN - PHASE II	Loudoun Station	Multifamily/Retail	NA	318	25,000
43777 CENTRAL STATION	Loudoun Station	Office	52,000	NA	NA
AMC THEATRES	Loudoun Station	Retail	NA	NA	62,000
772 MARQUIS SQUARE	Loudoun Station	Retail	NA	NA	21,000
THE HARTFORD BUILDING	Clarendon	Office/Retail	196,000	NA	16,000
BLVD FORTY FOUR	Rockville Station	Multifamily/Retail	NA	263	16,000
BLVD ANSEL	Rockville Station	Multifamily/Retail	NA	250	20,200
TOTAL			**1,725,000**	**1,638 units** ~1,638,000 SF	**290,000**

As of 3/31/23, figures are approximate

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MAY 2023 19

Under Construction & Controlled Development Pipeline PROJECT NAME LOCATION ASSET CLASS SQUARE FEET ESTIMATED COMPLETION UNDER CONSTRUCTION ONE RESTON ROW Reston Station Office/Retail 334K 2024 JW MARRIOTT HOTEL AND CONDOS Reston Station 243 Keys/95 Condos 345K 2025 BLVD HALEY Reston Station 415 units 427K 2025 TWO RESTON ROW Reston Station Office 254K 2025 RESTON ROW PARKING (A + B) Reston Station Parking (2,850 Spaces) N/A 2025 DEVELOPMENT PIPELINE HERNDON DOWNTOWN Herndon 273 units 293K 2025 ONE GRAMERCY Loudoun Station Office 187K 2025 BLVD GRAMERCY WEST (A + B) Loudoun Station 549 units 569K 2025 ONE COMMERCE Reston Station Office 462K 2026 BLVD WEST Reston Station 227 units 237K 2025+ EXTENDED STAY HOTEL Reston Station 140 Keys/Retail 145K 2026 COMMERCE DISTRICT PHASE II Reston Station 450 Units 455K 2026 LOUDOUN STATION PHASE IV (2 + 3) Loudoun Station Office/Retail 374K 2025+ MIDLINE DISTRICT Reston Station 1,100 units 1.2M 2026 1891 METRO CENTER DR Reston Station Office 512K 2026 TOTAL 3,492 units 5.8M Figures are approximate, include future development assets, and completion dates are subject to adjustments based on market conditions 20MAY 2023

ESG Initiatives

We recognize that development of real estate can have significant impact, positive or negative, for the surrounding community, the region, and the environment that we all share. Supporting and fostering these initiatives in a rational way is instrumental in making our communities better places to live, work, and play while simultaneously bolstering asset value, reducing risk, and positively impacting all stakeholders.

All buildings at Reston Metro Plaza LEED silver or above

The Hartford Building in Arlington LEED gold certified

The Hartford Building is Energy Star certified in addition to buildings at Reston Metro Plaza and Commerce Districts

Transit-oriented projects encourages use of and promotes public transportation to reduce the carbon footprint

Green Cleaning: use environmentally-friendly practices and low toxicity cleaning products

CarbonCure Concrete

Smoke Free Buildings

Non Corrosive and Non Toxic Ice Melt

Electric Charging Stations

Bike Racks, Bike Repair Rooms, Bike to Work Events and Bike Share Program

Community Involvement Annual Summerbration, Arts Program, Community Donations, Sponsored Community Events, Habitat for Humanity

2022 Best Places to Work & Best Workplaces for Commuters

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MAY 2023 21

Appendix 22MAY 2023

KRIS GREEN VP of Residential Property Management Management Team Combines Local Expertise with Institutional Asset Management Experience TIMOTHY STEFFAN Chief Operating Officer MIKE DAUGARD SVP of Acquisitions JOHN HARRISON EVP of Development CHRISTOPHER GUTHRIE CFO & EVP SHARON FITZGERALD SVP of Commercial Property Management JUBAL THOMPSON General Counsel & EVP MICHAEL GUALTIERI Chief Accounting Officer TRACY SCHAR SVP of Marketing & Design Management DYLAN CLEMENTE VP of ParkX Management & Security PAUL SCHWARTZ SVP of Human Resources JIMMY MANDICH VP & Controller CHRIS CLEMENTE CEO & Chairman of CHCI Significant Shareholder of CHCI Managing Parner of Comstock Partners, LC (Owner of Anchor Portfolio) DWIGHT SCHAR Former CEO & Chairman of NVR (NYSE: NVR) Significant Shareholder of CHCI Principal of Comstock Partners, LC (Owner of Anchor Portfolio) EXECUTIVE COMMIT TEE SENIOR LE ADERSHIP 23MAY 2023

Board of Directors CHRISTOPHER CLEMENTE Chairman of the Board of Directors & Chief Executive Officer JAMES MACCUTCHEON Director, Audit Committee Chair & Financial Expert & Compensation Committee Member ROBERT PINCUS Director & Audit Committee Member TOM HOLLY Director & Audit Committee Member IVY ZELMAN Director SCORATES VERSES Director, Compensation Committee Chair DAVID GUERNSEY Director & Compensation Committee Member 24MAY 2023

Corporate Structure Overview  Christopher Clemente, CEO and Chairman Executive Management Team and BOD Public Shareholders Comstock Holding Companies, Inc. (Nasdaq: CHCI) Comstock Partners LC (Owner of the “Anchor Portfolio”) Current AUM of $1.3BN+ Full Build Out AUM of $5.4BN+ Dwight Schar via Private Entity Asset Management and Property Management Fees 50% 50% 31% 8% 31% SHARED ALIGNMENT OF INTERESTS 25MAY 2023

Reconciliation of Non-GAAP financial measures (unaudited)

	Full Year		Q4	
($ in thousands)	2021	2022	2021	2022
Total revenue	31,093	39,313	7,765	9,302
Total expenses	26,028	31,361	6,772	7,707
Operating income	**5,065**	**7,952**	**993**	**1,595**
Interest expense	(235)	(222)	(59)	-
Gain (loss) on real estate ventures	(14)	273	79	35
Other income (expense), net	6	2	2	-
Provision for (benefit from) income tax	(11,217)	(42)	72	-
Net (loss) income from continuing operations	**16,039**	**8,047**	**943**	**1,630**
Interest expense	235	222	59	-
Income taxes	(11,217)	(42)	72	-
Depreciation and amortization	94	206	29	57
Stock-based compensation	633	834	153	212
Gain (loss) on equity methods of investments	14	(273)	(79)	(35)
Adjusted EBITDA	**5,798**	**8,994**	**1,177**	**1,864**

Non-GAAP Financial Measures

This investor presentation contains certain non-GAAP financial measures including adjusted earnings before interest, taxes, depreciation, and amortization ("EBITDA").

We define Adjusted EBITDA as net income (loss) from continuing operations, excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, and gain (loss) on equity method investments.

We use Adjusted EBITDA to evaluate financial performance, analyze the underlying trends in our business and establish operational goals and forecasts that are used when allocating resources. We expect to compute Adjusted EBITDA consistently using the same methods each period.

We believe Adjusted EBITDA is a useful measure because it permits investors to better understand changes over comparative periods by providing financial results that are unaffected by certain non-cash items that are not considered by management to be indicative of our operational performance.

While we believe that Adjusted EBITDA is useful to investors when evaluating our business, it is not prepared and presented in accordance with GAAP, and therefore should be considered supplemental in nature. Adjusted EBITDA should not be considered in isolation, or as a substitute, for other financial performance measures presented in accordance with GAAP. Adjusted EBITDA may differ from similarly titled measures presented by other companies.

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MAY 2023 26

comstock.com 1900 Reston Metro Plaza Reston, VA 2019 703. 230.1985 CHRISTOPHER GUTHRIE Chief Financial Officer 703.230.1146 investorrelations@comstock.com